INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2026	Highland Global Allocation Fund

Shares		Value ($)
U.S. Equity — 52.2%
Communication Services — 28.1%
169,531	MidWave Wireless, Inc. (fka Terrestar Corp.) (a)(b)(c)(d)(e)	71,292,871
189,945	Telesat (e)(f)	9,615,016

		80,907,887

Consumer Discretionary — 2.2%
101,575	Aptiv PLC (e)(f)	6,234,674

		6,234,674

Energy — 1.6%
357,484	Talos Energy, Inc. (e)(f)	4,615,119

		4,615,119

Financials — 0.9%
116,480	Ready Capital, REIT (g)	203,840
100,000	TXSE Group, Inc. (a)(b)(e)	2,300,000

		2,503,840

Healthcare — 0.0%
232,800	Heron Therapeutics, Inc. (e)(f)	99,359

		99,359

Industrials — 0.8%
24,250	Primoris Services	2,403,660

		2,403,660

Materials — 1.7%
188,700	James Hardie Industries PLC (e)(f)	4,940,166

		4,940,166

Real Estate — 15.6%
2,058,011	Fermi, Inc. (e)	18,851,381
687,761	NexPoint Diversified Real Estate Trust, REIT (c)(f)	3,569,479
901,385	NexPoint Real Estate Finance, Inc., REIT (c)(f)	13,971,473
195,363	NexPoint Residential Trust, Inc., REIT (c)(f)	5,454,535
3,232	NexPoint Storage Partners, Inc. (a)(b)(c)(e)(h)	1,878,459
417,500	Seritage Growth Properties (e)(f)	1,098,025

		44,823,352

Utilities — 1.3%
26,470	NRG Energy, Inc. (f)	3,866,208

		3,866,208

	Total U.S. Equity (Cost $137,502,161)	150,394,265

Principal Amount ($)
U.S. Senior Loans (i) — 23.1%
Communication Services — 11.2%
	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan A, 1st Lien,
31,721,083	Cash/PIK 03/01/2028 (a)(b)(c)	31,549,789
633,167	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan J, 1st Lien, 03/01/2028 (a)(b)(c)	629,747

		32,179,536

Real Estate — 11.9%
2,000,000	GAF NSP Promissory Note, 03/02/2027 (a)(b)(c)	1,957,200
8,330,000	GAF SPE Promissory Note, 10/01/2027 (a)(b)(j)	8,330,000
10,992,000	GAF SPE II Promissory Note, 06/30/2028 (a)(b)(j)	10,992,000
5,000,000	NexPoint SFR Operating Partnership L.P., 05/24/2027 (a)(b)(c)	4,877,500
1,250,486	NSP Operating Partnership, L.P. Promissory Note, 01/16/2031 (a)(b)(c)	1,282,624

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Real Estate (continued)
8,500,000	NXDT Hospitality Holdco LLC Promissory Note, Term Loan, 1st Lien, 02/22/2027 (a)(b)(c)	6,953,000

		34,392,324

	Total U.S. Senior Loans (Cost $68,422,710)	66,571,860

U.S. Registered Investment Companies — 14.3%
3,115,253	Highland Opportunities and Income Fund (c)(f)	22,211,754
1,038,669	NexPoint Event Driven Fund, Class Z (c)	17,761,237
66,494	NexPoint Merger Arbitrage Fund, Class Z (c)	1,318,577

	Total U.S. Registered Investment Companies (Cost $38,263,787)	41,291,568

U.S. LLC Interest — 6.9%
Real Estate — 6.9%
1,147,062	GAF REIT (a)(b)(e)(j)	9,119,566
349	GAF REIT Sub II, LLC (a)(b)(e)(j)	3,939,148
156,528	GAF REIT Sub III, LLC (a)(b)(e)(j)	6,698,123

	Total U.S. LLC Interest (Cost $27,767,973)	19,756,837

Shares
U.S. Master Limited Partnership — 4.2%
Energy — 4.2%
627,440	Energy Transfer L.P. (f)	11,996,653

	Total U.S. Master Limited Partnership (Cost $8,225,864)	11,996,653

Principal Amount ($)
Non-U.S. Sovereign Bonds — 2.6%
	Argentine Republic Government International Bond
63,489	1.00%, 07/09/2029(k)	58,124
10,000,000	3.50%, 07/09/2041(k)(l)	7,510,000

	Total Non-U.S. Sovereign Bonds (Cost $6,387,008)	7,568,124

INVESTMENT PORTFOLIO (unaudited)(continued)

As of June 30, 2026	Highland Global Allocation Fund

Shares		Value ($)
U.S. Preferred Stock — 2.6%
Healthcare — 1.4%
202,684	Apnimed, Series C-1 (a)(b)(e)(h)	2,655,161
108,098	Apnimed, Series C-2 (a)(b)(e)(h)	1,471,214

		4,126,375

Real Estate — 1.2%
239,774	Braemar Hotels & Resorts, Inc. (e)(h)	3,299,290
13,831	NexPoint Diversified Real Estate Trust, REIT (c)(f)	182,569

		3,481,859

	Total U.S. Preferred Stock (Cost $6,017,444)	7,608,234

Non-U.S. Equity — 2.0%
Communication Services — 0.1%
77,866	Grupo Clarin, Class B (k)	242,261

Energy — 0.0%
121	Transocean (e)(f)(k)	591

Financials — 0.1%
24,300	Grupo Supervielle ADR (e)(f)(k)	234,738
3,995	StoneCo, Class A (f)(k)	43,306

		278,044

Healthcare — 0.0%
10,445	HLS Therapeutics, Inc. (e)(k)	31,335

Industrials — 0.8%
60,593	GL Events (k)	2,324,212

Utilities — 1.0%
202,250	Central Puerto ADR, Class A (e)(f)(k)	3,005,435

	Total Non-U.S. Equity (Cost $4,983,449)	5,881,878

Principal Amount ($)
U.S. Corporate Bonds & Notes — 0.3%
Communication Services — 0.3%
	iHeartCommunications, Inc.
304,583	9.13%, 05/01/2029 (f)	295,939
467,594	10.88%, 05/01/2030 (f)	407,962

		703,901

	Total U.S. Corporate Bonds & Notes (Cost $723,231)	703,901

U.S. Asset-Backed Security — 0.1%
	CFCRE Commercial Mortgage Trust, Series 2017-C8, Class D
250,000	3.00%, 05/15/2027	230,822

	Total U.S. Asset-Backed Security (Cost $226,864)	230,822

Units		Value ($)
U.S. Rights — 0.1%
Financials — 0.0%
116,480	Ready Capital, CVR, 12/31/2028 (a)(b)(e)	—

Healthcare — 0.1%
2,156,000	Paratek Pharmaceuticals, 12/31/2026 (a)(b)(e)(f)	172,480

	Total U.S. Rights (Cost $–)	172,480

Principal Amount ($)
U.S. Repurchase Agreements — 0.0%
101,000	Citadel Securities LLC 3.710%, dated 06/30/2026 to be repurchased on 07/01/2026, repurchase price $101,010 (collateralized by U.S. Government obligations, ranging in par value $7 - $7,052, 0.000% - 4.625%, 05/15/2026 - 07/15/2026; with total market value $103,031)(m)(n)	101,000
7,581	Daiwa Capital Markets America, Inc. 3.660%, dated 06/30/2026 to be repurchased on 07/01/2026, repurchase price $7,582 (collateralized by U.S. Government obligations, ranging in par value $29 - $2,527, 2.125% - 4.125%, 06/30/2027 - 01/15/2035; with total market value $7,733)(m)(n)	7,581

	Total U.S. Repurchase Agreements (Cost $108,581)	108,581

Shares
U.S. Cash Equivalent — 0.2%
Money Market Fund(o) — 0.2%
680,784	Dreyfus Treasury Obligations Cash Management, Institutional Shares 3.520%	680,784

	Total U.S. Cash Equivalent (Cost $680,784)	680,784

Total Investments - 108.6%		312,965,987

(Cost $299,309,856)
Securities Sold Short — (4.8)%
Non-U.S. Equity — (0.7)%
Consumer Discretionary — (0.7)%
(32,067)	Magna International	(2,105,520)

	Total Non-U.S. Equity (Proceeds $1,750,647)	(2,105,520)

INVESTMENT PORTFOLIO (unaudited)(concluded)

As of June 30, 2026	Highland Global Allocation Fund

Shares		Value ($)
U.S. Equity — (4.1)%
Consumer Discretionary — (1.5)%
(33,213)	BorgWarner, Inc.	(2,205,343)
(14,849)	Lear	(1,990,657)

		(4,196,000)

Consumer Staples — (1.5)%
(67,120)	Maplebear (p)	(3,178,132)
(4,000)	WD-40 Co.	(974,560)

		(4,152,692)

Industrials — (1.1)%
(19,889)	Masco	(1,618,368)
(33,006)	Trex, Inc. (p)	(1,651,620)

		(3,269,988)

	Total U.S. Equity (Proceeds $9,594,897)	(11,618,680)

	Total Securities Sold Short — (4.8)% (Proceeds $11,345,544)	(13,724,200)

Other Assets & Liabilities, Net - (3.8)%(q)		(11,090,995)

Net Assets - 100.0%		288,150,792

(a)

Securities with a total aggregate value of $166,098,882, or 57.6% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by NexPoint Asset Management, L.P. (“NexPoint” or the “Investment Adviser”) pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $166,098,882, or 57.6% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2026. Please see Notes to Investment Portfolio.

(c)	Non-controlled affiliated, issuer. Assets with a total aggregate fair value of $184,890,814, or 64.2% of net assets, were affiliated with the Fund as of June 30, 2026.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MidWave Wireless, Inc. (fka Terrestar Corp.)	U.S. Equity	5/15/2019	$48,015,561	$71,292,871	24.7%

(e)	Non-income producing security.
(f)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $90,620,129.
(g)

Securities (or a portion of securities) on loan. As of June 30, 2026, the fair value of securities loaned was $92,750. The loaned securities were secured with cash and/or securities collateral of $108,581. Collateral is calculated based on prior day’s prices.

(h)	Perpetual security with no stated maturity date.
(i)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of June 30, 2026, the 1-month Term SOFR and 3-month Term SOFR rates were 3.63% and 3.63%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(j)

Represents a controlled affiliated, issuer. Assets with a total aggregate fair market value of $39,078,837, or 13.6% of net assets, were controlled and affiliated investments of the Fund as of June 30, 2026.

(k)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(l)	Step Coupon Security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(m)	Tri-Party Repurchase Agreement.
(n)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2026 was $108,581.
(o)	Rate reported is 7 day effective yield.
(p)	No dividend payable on security sold short.
(q)	As of June 30, 2026, $13,645,563 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Other Abbreviations:

ADR	American Depositary Receipt
CVR	Contingent Value Right
LLC	Limited Liability Company
L.P.	Limited Partnership
PIK	Payment-in-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2026	Highland Global Allocation Fund

Organization

NexPoint Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. It comprises two portfolios (collectively the “Funds”) that are currently being offered. This report covers information for the period ended June 30, 2026 for Highland Global Allocation Fund (the “Fund”).

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee”, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (“NYSE”), National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies established by NexPoint and approved by the Fund’s Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

NOTES TO INVESTMENT PORTFOLIO (unaudited)(continued)

As of June 30, 2026	Highland Global Allocation Fund

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Valuation Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Valuation Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2026, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, preferred stocks, LLC interests, master limited partnerships, registered investment companies, cash equivalents, repurchase agreements, rights and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, exchange traded funds and rights that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option. At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited)(continued)

As of June 30, 2026	Highland Global Allocation Fund

Non-Controlled, Affiliated Investments and Controlled, Affiliated Investments

Under Section 2(a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns 5% or more of its outstanding voting securities or if the portfolio company is under common control. The 1940 Act also requires a fund to separately identify investments in portfolio companies it controls, including those in which it owns more than 25% of outstanding voting securities or has the power to influence management or policies, as investments in “controlled” investments.

The table below shows non-controlled, affiliated issuers of the Fund as of June 30, 2026:

Issuer	Shares/ Principal Amount ($) September 30, 2025	Beginning Value as of September 30, 2025 $	Value of Transfers In $	Value of Transfers Out(1) $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain (Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation (Depreciation) $	Ending Value as of June 30, 2026 $	Shares/ Principal Amount ($) June 30, 2026	Affiliated Income $
Majority Owned, Not Consolidated
None
Other Affiliates
MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Equity)	169,531	80,978,177	—	—	—	—	—	—	—	(9,685,306)	71,292,871	169,531	—
NexPoint Diversified Real Estate Trust (U.S. Equity)	655,435	2,418,555	—	—	131,489	—	(378,492)	—	—	1,397,927	3,569,479	687,761	(76,220	) (2)
NexPoint Real Estate Finance, Inc. (U.S. Equity)	901,385	12,781,644	—	—	—	—	(1,912,919)	—	—	3,102,748	13,971,473	901,385	(560,841	) (3)
NexPoint Residential Trust, Inc. (U.S. Equity)	195,363	6,297,959	—	—	—	—	(467,964)	—	—	(375,460)	5,454,535	195,363	(157,337	) (4)
NexPoint Storage Partners, Inc. (U.S. Equity)	—	—	—	—	1,883,668	—	—	—	—	(5,209)	1,878,459	3,232	—
MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Senior Loan)	28,768,842	28,797,611	—	—	2,952,241	—	—	1,542	—	(201,605)	31,549,789	31,721,083	2,984,215
MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Senior Loan)	574,239	574,813	—	—	58,928	—	—	—	—	(3,994)	629,747	633,167	59,566
GAF NSP Promissory Note (U.S. Senior Loan)	2,000,000	1,985,000	—	—	—	—	—	—	—	(27,800)	1,957,200	2,000,000	135,000
NexPoint SFR Operating Partnership, LP (U.S. Senior Loan)	5,000,000	4,877,500	—	—	—	—	—	—	—	—	4,877,500	5,000,000	281,250
NSP Operating Partnership, L.P. Promissory Note (U.S. Senior Loan)	—	—	—	—	1,250,486	—	—	—	—	32,138	1,282,624	1,250,486	44,253
NXDT Hospitality Holdco LLC Promissory Note, Term Loan, 1st Lien (U.S. Senior Loan)	8,500,000	6,511,000	—	—	—	—	—	—	—	442,000	6,953,000	8,500,000	350,625
Highland Opportunities and Income Fund (U.S. Registered Investment Company)	1,334,005	8,470,932	—	—	11,165,436	—	(314,862)	—	—	2,890,248	22,211,754	3,115,253	519,756
NexPoint Event Driven Fund (U.S. Registered Investment Company)	1,038,669	17,740,464	—	—	—	—	—	—	—	20,773	17,761,237	1,038,669	—
NexPoint Merger Arbitrage Fund (U.S. Registered Investment Company)	64,025	1,276,015	—	—	48,970	—	—	—	—	(6,408)	1,318,577	66,494	48,971
GAF REIT (U.S. LLC Interest)	1,147,062	10,133,820	—	(10,133,820)	—	—	—	—	—	—	—	—	—
GAF REIT Sub II, LLC (U.S. LLC Interest)	349	4,568,219	—	(4,568,219)	—	—	—	—	—	—	—	—	—
GAF REIT Sub III, LLC (U.S. LLC Interest)	156,528	10,907,751	—	(10,907,751)	—	—	—	—	—	—	—	—	—
NexPoint Diversified Real Estate Trust (U.S. Preferred Stock)	13,831	197,092	—	—	—	—	(19,018)	—	—	4,495	182,569	13,831	(4,755	) (5)
BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	3,314,135	—	—	—	(3,447,765)	—	—	(1,126,735)	1,260,365	—	—	—

Total	50,529,264	201,830,687	—	(25,609,790)	17,491,218	(3,447,765)	(3,093,255)	1,542	(1,126,735)	(1,155,088)	184,890,814	55,296,255	3,624,483

(1)

Represents a transfer from “Non-Controlled Affiliate” to “Controlled Affiliate” status, as defined under the Investment Company Act of 1940. The transfer reflects a change in classification only and did not result from a purchase or sale transaction in the security.

NOTES TO INVESTMENT PORTFOLIO (unaudited)(concluded)

As of June 30, 2026	Highland Global Allocation Fund

(2)

The Fund’s reported affiliated income from NexPoint Diversified Real Estate Trust (U.S. Equity) includes a return of capital of $(378,492), resulting in the Fund reporting a negative value for income received from NexPoint Diversified Real Estate Trust (U.S. Equity).

(3)

The Fund’s reported affiliated income from NexPoint Real Estate Finance, Inc. (U.S. Equity) includes a return of capital of $(1,912,919), resulting in the Fund reporting a negative value for income received from NexPoint Real Estate Finance, Inc. (U.S. Equity).

(4)

The Fund’s reported affiliated income from NexPoint Residential Trust, Inc. (U.S. Equity) includes a return of capital of $(467,964), resulting in the Fund reporting a negative value for income received from NexPoint Residential Trust, Inc. (U.S. Equity).

(5)

The Fund’s reported affiliated income from GAF REIT Sub III, LLC (U.S. LLC Interest) includes a return of capital of $(431,170), resulting in the Fund reporting a negative value for income received from GAF REIT Sub III, LLC (U.S. LLC Interest).

The table below shows controlled, affiliated issuers of the Fund as of June 30, 2026:

Issuer	Shares/ Principal Amount ($) September 30, 2025	Beginning Value as of September 30, 2025 $	Value of Transfers In $	Value of Transfers Out $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain (Loss) on Sales of Affiliated Issuers* $	Change in Unrealized Appreciation (Depreciation) $	Ending Value as of June 30, 2026 $	Shares/ Principal Amount ($) June 30, 2026	Affiliated Income $
Majority Owned, Not Consolidated
GAF SPE II Promissory Note (U.S. Senior Loan)	—	—	—	—	10,992,000	—	—	—	—	—	10,992,000	10,992,000	—
GAF SPE Promissory Note (U.S. Senior Loan)	—	—		—	8,330,000	—	—	—	—	—	8,330,000	8,330,000	377,030
GAF REIT (U.S. LLC Interest)	—	—	10,133,820	—	—	—	141,450	—	—	(1,155,704)	9,119,566	1,147,062	—
GAF REIT Sub II, LLC (U.S. LLC Interest)	—	—	4,568,219	—	—	—	330,050	—	—	(959,121)	3,939,148	349	—
GAF REIT Sub III, LLC (U.S. LLC Interest)	—	—	10,907,751	—	—	(2,370)	(431,170)	—	2,370	(3,778,458)	6,698,123	156,528	(31,170	) (1)

Total	—	—	25,609,790	—	19,322,000	(2,370)	40,330	—	2,370	(5,893,283)	39,078,837	20,625,939	345,860

*	Includes capital gain distributions of $2,370 included in realized gain (loss) on investments from affiliated issuers, which is excluded from the change in unrealized appreciation/depreciation.
(1)

The Fund’s reported affiliated income from NexPoint Diversified Real Estate Trust (U.S. Preferred Stock) includes a return of capital of $(19,018), resulting in the Fund reporting a negative value for income received from NexPoint Diversified Real Estate Trust (U.S. Preferred Stock).